UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2004

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

EXHIBIT NO.	DESCRIPTION

99	Registrant’s press release dated April 7, 2004.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 7, 2004 the registrant issued a press release pre-announcing its first quarter earnings of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

SIGNATURE

Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Emma M. Kalaidjian
		Name:	Emma M. Kalaidjian
		Title:	Assistant Secretary

Dated: April 8, 2004

EXHIBIT INDEX

NUMBER	DESCRIPTION

99	Registrant’s press release dated April 7, 2004.